Hartford Life Insurance Company ICMG Registered Variable Life Separate Account A:

333-60515	OmniSource®

Hartford Life and Annuity Insurance Company ICMG Registered Variable Life Separate Account One

033-63731	OmniSource®

Supplement Dated February 9, 2011 to the

Annual Product Information Notice Dated May 3, 2010

Supplement Dated February 9, 2011 to your Annual Product Information Notice

Invesco Van Kampen V.I. High Yield Investment Division

The Board of Trustees (“Board”) of the Invesco Funds approved an Agreement and Plan of Reorganization (the “Agreement”) that provides for the reorganization of Invesco Van Kampen V.I. High Yield Fund (“Target Fund”) into the Invesco V.I. High Yield Fund (“Acquiring Fund”). The agreement requires approval by the Target Fund shareholders, whom will vote on the proposed reorganization at a meeting in April, 2011. If approved by the shareholders, the reorganization is scheduled to take place in the second quarter of 2011 (“merger date”); at which time assets of the Target Fund will be transferred into the Acquiring Fund, and shareholders of the Target Fund will receive shares of the Acquiring Fund.

As a result, if any of your Investment Value is currently invested in the Invesco Van Kampen V.I. High Yield Investment Division, that Investment Value will automatically be transferred into the Invesco V.I. High Yield Investment Division on the merger date. In addition, if we do not receive alternate instructions from you, any premium we receive after the merger date that would have been allocated to the Target Fund will be allocated to the Acquiring Fund.

Unless you direct us otherwise, if you are enrolled in any Asset Rebalancing Program or other administrative program that includes transfers of Investment Value or allocation to the Invesco Van Kampen V.I. High Yield Investment Division, your enrollment will automatically be updated to reflect the Invesco V.I. High Yield Investment Division.

Upon the date of the merger, all references and information contained in the prospectus for your Certificate related to Invesco Van Kampen V.I. High Yield Fund are deleted.

Invesco V.I. High Yield Investment Division

Effective the date of this Supplement, the Invesco V.I. High Yield Investment Division is added.   This Investment Division will purchase shares of the Invesco V.I. High Yield Fund: Series I.

Refer to the attached underlying fund prospectus for information about the Invesco V.I. High Yield Fund’s fees, charges and investment objectives.

This supplement should be retained with the Annual Product Information Notice for future reference.